                                                                   EXHIBIT 10.19

Portions of the following exhibit have been omitted under a request for confidential treatment under Section 24b-2 of the Securities Act of 1934. Locations of these omitted portions is denoted by the following legend. [* *]

                                SUPPLY AGREEMENT

         THIS SUPPLY AGREEMENT (this "Agreement"), entered into as of the 7th day of March, 2003, is between ROCKWELL MEDICAL TECHNOLOGIES, INC., a Michigan corporation ("ROCKWELL"), and DAVITA INC. ("DAVITA"), a Delaware corporation.

                                    RECITALS

         A. ROCKWELL is in the business of manufacturing and selling the dialysis products known as Dri-Sate(R) Dry Acid, Liquid Acid, Powder Bicarbonate and SteriLyte(R) Liquid Bicarbonate, and the cleaning agents, as more particularly described on Exhibits A and B attached hereto and incorporated herein by this reference (the "Products");

         B. DAVITA is in the business of owning (in whole or in part) or managing and operating dialysis clinics, which business requires the purchase and use of supplies such as the Products; and

         C. DAVITA desires to purchase the Products listed on Exhibits A and B from ROCKWELL, on the terms and conditions contained in this Agreement.

         Therefore, the parties hereby agree as follows:

         1. Purchase of Products. During the Term (as hereinafter defined), ROCKWELL will sell to DAVITA such Products and in such quantities as DAVITA may from time to time order, in the states and at the prices as set forth on Exhibit A and Exhibit B (hereinafter defined as the "Territory"). Other states may be added to the Territory, and other ancillary dialysis products may be added to the Products to be sold hereunder, during the Term of this Agreement, but only upon the mutual written consent of both parties. ROCKWELL understands and acknowledges that DAVITA has not promised or committed to purchase any particular quantity of any of the Products or any particular percentage of its requirements for items such as the Products except as set forth in Section 4.

         2. Term. The term of this Agreement shall commence March 7, 2003 and continue for a period of two years (the "Term"), unless sooner terminated in accordance with section 9 below. Upon its expiration, the Term of the Agreement may be extended annually upon the written agreement of both parties.

         3. Purchase Price. The purchase price for the Products shall initially be as set forth on Exhibit A. The purchase price for Dri-Sate(R) Dry Acid may be reduced in accordance with the provisions in section 4 below, in which case the purchase price for Dri-Sate(R) Dry Acid shall be as set forth on Exhibit B. Except as set forth on Exhibit C, DAVITA shall not be liable for other charges or fees, including without limitation service charges, handling charges, shipping charges, assessments or expenses, nor shall DAVITA be liable for any taxes other than sales taxes. DAVITA shall not be liable for any excise, gross receipts, gross earnings, gross value, property, income taxes measured on ROCKWELL'S income, or any other taxes.

         4. Conversion to Concentrate. During the Term of this Agreement, DAVITA agrees to use its best efforts to convert approximately one hundred (100) of its dialysis clinics, which are not currently purchasing Products from ROCKWELL and which are located in the Territory ("Converted Clinics"), to ROCKWELL'S Dri-Sate(R) Dry Acid and bicarbonate concentrate products, [*

                                             *]. All Converted Clinics converted
within the first twelve (12) months of this Agreement will purchase all of their requirements of Products from ROCKWELL (other than Cleaning Agents) from the date they are converted for a minimum of twelve (12) months. DAVITA and ROCKWELL, upon mutual agreement, will determine the rate, timing, and selection of clinics to participate in such conversion. Once one hundred (100) clinics are successfully converted, and so long as 100 clinics continue to buy all of their requirements of Products from ROCKWELL, Rockwell shall reduce the prices for its Dri-Sate(R) Dry Acid to the prices shown on Exhibit B. If, after one year from the date of this Agreement, less than one hundred (100) clinics are successfully converted, Rockwell shall increase the prices for its Dri-Sate(R) Dry Acid [**] above the prices shown on Exhibit A. Any DAVITA dialysis clinic that cannot accommodate Dri-Sate(R) or in which Dri-Sate(R) cannot be utilized may purchase liquid acid from ROCKWELL, and will be included for purposes of determining whether one hundred (100) clinics have converted. Acute facilities are not included in the above referenced one hundred (100) clinics, however, they can also purchase the Products from ROCKWELL at the same prices.

         5. Delivery Limitations. The Purchase Prices set forth on Exhibits A and B cover standard shipping within the Territory for all Products, F.O. B. Destination. Notwithstanding the foregoing, all orders for Products to be shipped by ROCKWELL shall be subject to ROCKWELL's minimum purchase requirements and other shipping requirements set forth on Exhibit C. In the event DAVITA requires Products to be shipped outside of the Territory or requires some deviation from the minimum purchase requirements and other shipping requirements set forth on Exhibit C, ROCKWELL and DAVITA must agree beforehand on any increase in the purchase price with respect to such Products to cover any additional delivery costs. Any Products shipped internationally shall be shipped FOB from any ROCKWELL plant.

         6. Delivery Time. With respect to any order for Products to be delivered within the Territory, ROCKWELL shall deliver such Products to DAVITA in accordance with ROCKWELL's written delivery guidelines attached as a part of Exhibit C. ROCKWELL shall provide accurate and on-time deliveries of all orders placed, and shall provide DAVITA with reasonable access to one or more dedicated Customer Service personnel who shall be available to promptly respond to DAVITA inquiries and to perform routine service and maintenance, as well as all appropriate repairs, on the Mixers when ordered by DAVITA. ROCKWELL understands and agrees that the provision of such services in the highest professional manner constitutes an essential term of this Agreement, without which the parties would not have entered into this Agreement, and the failure of ROCKWELL to meet any such standards shall constitute a breach of this Agreement.

         7. Payment Terms. All purchases by DAVITA of Products pursuant to this Agreement shall be paid on terms net 30 days. [*
                                                 *]. DAVITA may withhold payment
on the portion of any invoice for which DAVITA has a bona fide dispute if it (a) pays all undisputed amounts; (b) notifies ROCKWELL that it is disputing charges; and (c) provides a reconciliation of charges and documentation necessary to support its claimed adjustment. All other purchase terms and conditions shall be as set forth on Exhibit C.

         8. Failure to Perform Supply Obligation. In the event ROCKWELL cannot supply or does not deliver any Product(s) (whether as a result of force majeure or otherwise) within and for the time period required by DAVITA, to any clinics that are, as of the date of this Agreement, already purchasing Products from ROCKWELL or that later do so under section 4 above, ROCKWELL agrees that it shall give notice as promptly as is practicable under the circumstances to DAVITA, unless an order of a regulatory agency or other action arising out of patient safety concerns requires the giving of shorter notice. In the event ROCKWELL is unable to fulfill DAVITA'S orders within the Territory at any time during the Term of this Agreement, DAVITA may, as its sole and exclusive remedy, upon prior notice to ROCKWELL, seek other suppliers to fill purchase orders for some or all Products until DAVITA receives notification from ROCKWELL that ROCKWELL will again be able to deliver Products. If DAVITA is required to purchase Products from a third party under this Section 8, ROCKWELL will provide DAVITA with a purchase credit equal to the difference, if any, in the then current purchase prices for the Products which ROCKWELL was unable to deliver, and the purchase prices DAVITA is reasonably required to pay, including legitimate freight charges incurred, in order to obtain similar or equivalent products from a different supplier(s).

         9. Termination Default. The following shall constitute a termination default ("Termination Default") hereunder:


            a. substantial breach of the terms of this Agreement (other than a failure to perform described in Section 8 for which a sole and exclusive remedy is provided), which breach is not cured, corrected or otherwise resolved within thirty (30) days after written notice by the non-breaching party (setting forth the particulars of the alleged breach) to the breaching party. A "substantial breach" shall include a failure to perform any material obligation hereunder, including without limitation a failure to pay any amount due hereunder or under any purchase order issued hereunder when due, other than amounts which DAVITA disputes in good faith; or

            b. (i) the institution by or against a party or its assets of insolvency, receivership or bankruptcy proceedings or any other material proceedings for the settlement of such party's debts, (ii) a party's making a general assignment for the benefit of its creditors, or (iii) a party's dissolution.

         10. Termination. Upon the occurrence of a Termination Default hereunder, and only upon such occurrence, the non-defaulting party may terminate this Agreement immediately upon written notice to the defaulting party. Termination of this Agreement shall not relieve either party of obligations incurred prior to the effective date of termination, including without limitation obligations of payment of monies or credits owed at the time of such termination. The provisions of this Section 10 and of Sections 13 (Confidentiality), 14 (Warranties), 15 (Indemnification and Insurance), 20 (Choice of law), and 21 (Attorney fees) shall survive any expiration or termination of this Agreement.

         11. Product Addition. Any products other than those set forth on Exhibits A and B may be included under the terms hereof, but only upon the mutual, written agreement of the parties. Prices for such products shall be negotiated by the parties in good faith and the agreed prices shall be confirmed in writing and made a part of this Agreement.

         12. Training. ROCKWELL agrees to furnish, at no additional fee, cost or expense, complete and appropriate training regarding the use and maintenance of the Dri-Sate(R) Acid Mixer, to such number of DAVITA personnel as DAVITA shall designate. Such training shall be provided on the premises of each clinic, or if acceptable, at one clinic with multiple trainees, which has converted to Dri-Sate(R) Acid, on such dates and at such times as DAVITA shall reasonably request.

         13. Confidentiality. Both ROCKWELL and DAVITA agree that this Agreement represents and contains confidential information which shall not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where it is required by law or pursuant to subpoena or court or administrative order. Neither party shall make any public announcement (including, without limitation, any press release or other similar announcement) of the matters described in this Agreement without the express prior written consent of the other party. Notwithstanding the foregoing, either party may disclose the terms and the existence of this Agreement to the extent that is necessary to fulfill its obligations under state or federal securities laws, or under any exchange or market upon which the security of such party are traded. In the event of such disclosure, both parties must agree to the language of the disclosure. Each party agrees not to use, release, publish or distribute any materials or information (including but not limited to advertising and promotional materials) containing the names, tradenames, or trademarks of the other party without the express prior written consent of such other party. Each party and its agents shall keep confidential and shall hold in trust for the sole benefit of the other, and not disclose or use except in connection with the performance of its obligations hereunder, any and all trade secrets and other proprietary and confidential information regarding the other's business, customers, financial condition, practices or procedures, whether disclosed by the other or discovered by it. Any breach of these provisions would cause irreparable harm to the other party, and each party agrees that it will not interpose the lack of such irreparable harm in any action to enforce these obligations.

         14. Warranties. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed and delivered by it, and
(b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with its terms. ROCKWELL covenants and agrees that no Product delivered hereunder is or will be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, or within the meaning of any applicable state or municipal law, or is or will be a product which may not be introduced into interstate commerce. ROCKWELL represents and warrants that it has all rights, licenses, permits and consents necessary to sell the Products to DAVITA (and to provide the Mixers to DAVITA), and to perform its obligations hereunder. ROCKWELL further warrants that the Products purchased pursuant to this Agreement (a) shall be manufactured in accordance with their packaging; (b) are and shall be manufactured, handled, stored and transported in accordance with all applicable United States, state and local laws and regulations pertaining thereto, including without limitation, the Federal Food, Drug, and Cosmetic Act and implementing regulations and FDA-approved Good Manufacturing Practices, and meet all specifications for effectiveness, safely and reliability as required by the United States Food and Drug Administration ("FDA"), and (c) when used in accordance with the directions on the labeling, are and shall be fit for the purposes and indications described in the labeling. ROCKWELL warrants that all Products purchased hereunder (as well as the Mixers) will be of the kind and quantity specified herein, will be free of defects, and will be within AAMI standards. ROCKWELL shall service, maintain and repair the Mixers, and shall provide all parts and labor in connection therewith, without any additional fee or charge to DAVITA.

         15. Indemnification and Insurance.

         a. ROCKWELL agrees to defend, indemnify and hold harmless DAVITA, its affiliates, successors, assigns, directors, officers, agents and employees ("DAVITA Indemnitees") from and against any and all liabilities, demands, losses, damages, and/or expenses (including costs, expenses, fines, amounts paid in settlements or judgments, reasonable attorneys' fees, witnesses' fees, investigation expenses, and, expenses incident thereto) (collectively referred to as "Damages") that DAVITA Indemnitees may suffer resulting from: (i) any claim, lawsuit, investigation, proceeding, regulatory action, or other cause of action (or threats thereof), arising out of the use of any Product or any Mixer or to the extent arising out of any defect in the design or manufacture of any Product or any Mixer , including but not limited to claims for property damage, loss of life, and bodily injury ("Injury"), or (ii) the breach or alleged breach by ROCKWELL of any warranty, representation or covenant contained in this Agreement or in materials furnished by ROCKWELL for DAVITA's use. DAVITA agrees to indemnify, defend, and hold ROCKWELL, its affiliates, successors, assigns, directors, officers, agents and employees ("ROCKWELL Indemnitees") harmless from and against any and all Damages that ROCKWELL Indemnitees may suffer resulting from or arising out of DAVITA's negligence or misconduct in the "Administration" of any Product to its patients. For purposes of the foregoing, "Administration" of Product by DAVITA shall mean the handling by DAVITA of a Product and the actual administration of a Product to patients by DAVITA, but shall exclude the decision of a physician to prescribe a Product to a patient. If the Injury is caused by the negligence of DAVITA and ROCKWELL and/or a physician or other third party, the apportionment of Damages shall be shared by the parties based upon the comparative degree of each party's negligence, and each party's own costs, including but not limited to the costs of defense, attorneys' fees and witnesses' fees and expenses incident thereto, shall also be apportioned based upon the comparative degree of each party's negligence.

         b. In the event that any demand or claim is made or suit is commenced against DAVITA Indemnitees for which ROCKWELL has an indemnity obligation under this section, written notice of such shall be provided to ROCKWELL, and DAVITA Indemnitees shall cooperate with ROCKWELL in the defense of the demand, claim or suit to whatever reasonable extent ROCKWELL requires, and ROCKWELL shall have the right to compromise such claim to the extent of its own interest and shall undertake the defense of any such suit. No settlement by ROCKWELL shall be binding upon DAVITA without DAVITA's prior written consent. Notwithstanding, if ROCKWELL fails to assume its obligation to defend, DAVITA Indemnitees may do so to protect their interest and seek reimbursement from ROCKWELL=

         c. In the event that any demand or claim is made or suit is commenced against ROCKWELL Indemnitees for which DAVITA has an indemnity obligation under this section, written notice of such shall be provided to DAVITA, and ROCKWELL Indemnitees shall cooperate with DAVITA in the defense of the demand, claim or suit to whatever reasonable extent DAVITA requires, and DAVITA shall have the right to compromise such claim to the extent of its own interest and shall undertake the defense of any such suit. No settlement by DAVITA shall be binding upon ROCKWELL without ROCKWELL's prior written consent. Notwithstanding, if DAVITA fails to assume its obligation to defend, ROCKWELL Indemnitees may do so to protect their interest and seek reimbursement from DAVITA.

         d. ROCKWELL agrees that it shall secure and maintain in full force and effect throughout the term of this Agreement (and following termination, to cover any claims arising from this Agreement) commercial general liability insurance, which includes contractual liability coverage, product liability and workers' compensation insurance, with limits acceptable to DAVITA. Any limits on ROCKWELL'S insurance coverage shall not be construed to create a limit on its liability with respect to its obligations hereunder. DAVITA shall be named as an additional insured on vendor's endorsement for product liability insurance. Such policies shall provide at least thirty (30) days prior written notice to DAVITA of the cancellation, non-renewal or substantial modification thereof. Rockwell shall supply certificates of insurance to DAVITA upon request.

         16. Severability. In the event any provision of this Agreement shall be held to be invalid or unenforceable in any respect, such provision shall be enforced to the fullest extent permitted by law and the remaining provisions of this Agreement shall remain in full force and effect. If any such invalid portion constitutes a material term of this Agreement, the parties shall meet and in good faith seek to mutually agree to modify this Agreement so as to retain, if possible, the overall essential terms of this Agreement.

         17. Waiver. The failure to insist upon strict adherence to one or more or all of the provisions of this Agreement on any one or more occasions, shall not be construed as a waiver, nor shall such course of action deprive a party of the right thereafter to require strict compliance with same.

         18. Entire Agreement. This Agreement is the entire agreement between the parties and supersedes any and all prior agreements and understandings between the parties, whether oral or written, relating to the subject matter hereof, including without limitation that certain Preferred Supplier Contract (East Region) and that certain Preferred Supplier Contract (Midwest Region), each dated April 14, 2000, and each of which is hereby terminated. No amendments or modifications of the terms of this Agreement, including any conflicting or additional terms contained in any purchase order, acknowledgment form, or other written document submitted by either party, shall be binding on either party unless reduced to writing and signed by duly authorized representatives of both parties, or, in the case of waiver, signed by the party against whom such waiver is construed.

         19. Conflicts. To the extent that any provision of any purchase order, invoice, or any other document, or the terms of any of ROCKWELL'S or DAVITA'S general policies, procedures or catalogs, conflict with or materially alter any term of this Agreement, this Agreement shall govern and control.

         20. Choice of Law. The laws of the State of Delaware, without regard to principles of conflicts of laws, will govern this Agreement and its subject matter, construction and the determination of any rights, duties or remedies of the parties arising out of or relating to this Agreement, its subject matter or any of the transactions contemplated by this Agreement.

         21. Attorney Fees. In the event of any litigation arising out of this Agreement, the prevailing party in any such litigation shall be entitled to recover its reasonable attorneys' fees and costs and expenses of litigation from the non-prevailing party as shall be approved by a court.

         22. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or three days after the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as set forth below, or one day following traceable delivery to a nationally recognized overnight delivery service with instructions for overnight delivery:

             (a)      To ROCKWELL:     30142 Wixom Road
                                       Wixom, MI 48383
                                       Attn: Robert L. Chioini

             (b)      To DAVITA:       21250 Hawthorne Boulevard
                                       Suite 800
                                       Torrance, CA 90503-5517
                                       Attn:  Kim Brady, Director of Purchasing

                      With a copy to:  21250 Hawthorne Boulevard
                                       Suite 800
                                       Torrance, CA 90503-5517
                                       Attn:  General Counsel

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         23. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

         24. Force Majeure. All obligations of either party hereto shall be excused to the extent and for the period of time necessitated by the occurrence of any act of God, fire, casualty, flood, war, strike, lockout, labor trouble, failure of public utilities, equipment failure, facility shutdown, injunction, accident, epidemic, riot, insurrection, destruction of operation or transportation facilities, inability to procure materials, equipment, personnel or energy or any other circumstances beyond the reasonable control of the party asserting it (and not caused by the negligence of the non-performing party), which prevents or delays the performance by such party of any of its obligations under this Agreement.

         25. Open Records. To the extent required by ss. 1861(v)(1)(I) of the Social Security Act, as amended, the parties will allow the U.S. Department of Health and Human Services, the U.S. Comptroller General and their duly authorized representatives, access to this Agreement and records necessary to verify the nature and extent of costs incurred pursuant to it during the Term and for four years following the last date Products are furnished under it. Nothing in this paragraph is intended to waive any right either party may have under applicable law or regulations to retain in confidence information included in records so requested.

         26. Discounts. Any discounts, rebates, incentives, or other reductions in price issued by ROCKWELL to DAVITA under this Agreement may constitute a discount within the meaning of 42 U.S.C. Section 1320a-7b (b)(3)(A). DAVITA may have an obligation to properly disclose and appropriately reflect such discount to any state or federal program that provides cost or charge based reimbursement to DAVITA for the items to which the discount applies. DAVITA will retain invoices and related pricing documentation and make them available on request to healthcare program representatives. In order to assist DAVITA's compliance with any such obligations, ROCKWELL agrees that it shall provide to DAVITA statements itemizing any discounts earned and the basis for their calculation, as well as other information that DAVITA may request that is necessary for it to obtain in order to comply with any such obligations.

         27. Changes in Reimbursement Systems. The parties acknowledge and agree that the health care industry in which DAVITA operates is subject to constant and rapid fluctuation in many areas, including industry growth, consolidation and changes in reimbursement systems. Accordingly, the parties agree that (i) in the event of an increase in the number of facilities owned or managed by DAVITA, which facilities are not already purchasing Products from ROCKWELL; or (ii) in the event of any significant change in reimbursement systems or in reimbursement laws, or in the event of the actual enactment of any federal, state or local law or regulation, or the actual enactment of any reimbursement rule, guideline, final program memorandum, coverage decision, pricing decision, instruction or the like by the Centers for Medicare and Medicaid Services or any of Customer's Medicare fiscal intermediaries, or the actual inclusion of reimbursement systems that in any manner reforms, modifies, alters, restricts or otherwise affects the reimbursement available to DAVITA for the Products or its services, the parties shall meet and confer in good faith within thirty (30) days following DAVITA's request. Any modification must be mutually agreed to by the parties and set forth in a written amendment to this Agreement.

         28. Acquired Facilities. If DAVITA acquires any dialysis facility or facilities during the Term which has a pre-existing agreement with ROCKWELL for the purchase of any Products ("Acquired Facility"), ROCKWELL agrees that DAVITA may determine, in its sole and absolute discretion at any time, and regardless of any provision contained within such pre-existing agreement (including, without limitation, provisions regarding assignment or termination) , whether to do any one of the following: (a) include purchases of Products by the Acquired Facility(ies) within this Agreement; or (b) continue purchases of Products by the Acquired Facility(ies) within the terms of such pre-existing agreements.

         29. Counterparts. This Agreement may be executed in counterparts both of which shall be deemed to be originals. Captions are intended for convenience of reference only.

         30. Relationship. Neither party is in any way the legal representative or agent of the other nor authorized or empowered to assume any obligation of any kind, implied or expressed, on behalf of the other party, without the express written consent of the other. This Agreement shall not constitute, create or in any way be interpreted as a joint venture or partnership of any kind.

         31. Joint Preparation. Each party to this Agreement (a) has participated in the preparation of this Agreement; (b) has read and understands this Agreement; and
(c) has been represented by counsel of its own choice in the negotiation and preparation of this Agreement. Each party represents that this Agreement is executed voluntarily and should not be construed against any party hereto solely because it drafted all or a portion hereof.

         32. Access. Once DAVITA provides ROCKWELL a written copy of DAVITA'S general corporate policies, regulations and guidelines regarding access to its personnel and facilities, ROCKWELL agrees at all times to abide by DAVITA'S general corporate policies, regulations and guidelines regarding access to its personnel and facilities. ROCKWELL representatives must coordinate all access and requests for access through DAVITA'S Corporate Purchasing Department. ROCKWELL's discussion and marketing of the Products and its educational and promotional materials shall be in compliance with all applicable laws and regulations. Access to DAVITA personnel and facilities is contingent upon DAVITA's approval of ROCKWELL's use in DAVITA facilities of all educational and promotional materials covering the Products and similar items. ROCKWELL shall provide to DAVITA'S Corporate Purchasing Department a copy of all such materials in advance, and agrees that it must obtain permission, in writing, from DAVITA'S Corporate Purchasing Department prior to ROCKWELL's use of any such materials in any DAVITA facility. Any subsequent changes in such materials must first be approved, in writing, by DAVITA'S Corporate Purchasing Department. Notwithstanding the foregoing, the second sentence of this section 32 shall not apply to instances when a DAVITA clinic or DAVITA personnel make the initial contact with ROCKWELL and/or its agents.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ROCKWELL MEDICAL.                           DAVITA INC.
TECHNOLOGIES, INC.


By:  /s/ Robert L. Chioini                  By:   /s/ Guy Seay
     ----------------------                       --------------
Its: President                              Its:  V-P Finance
     ---------                                    ---------------

[ROCKWELL
+ MEDICAL TECHNOLOGIES, INC. LETTERHEAD]

                               DAVITA PRICE QUOTE
                          EXHIBIT A [*            *]

TERRITORY:        [*                                       *]

PRODUCTS:         [*


                                                      *]

------------------------------------------------------------------------------------------
CATALOG #          DESCRIPTION              PACKAGING               UNIT            PRICE
------------------------------------------------------------------------------------------
[*


















                                                                                         *]
-------------------------------------------------------------------------------------------

NOTE:  [*

                                                                                *]


*[*

                         *]


** [*

                                                                                      *]


***[*

                                                                                *]





[ROCKWELL
+ MEDICAL TECHNOLOGIES, INC. LETTERHEAD]

                               DAVITA PRICE QUOTE
                      EXHIBIT A [*                          *]

TERRITORY:        [*                               *]

PRODUCTS:         [*

                                                       *]

------------------------------------------------------------------------------------------
CATALOG #          DESCRIPTION              PACKAGING               UNIT            PRICE
------------------------------------------------------------------------------------------
[*




























                                                                                         *]
-------------------------------------------------------------------------------------------

NOTE:  [*





                                                                                      *]



[ROCKWELL
+ MEDICAL TECHNOLOGIES, INC. LETTERHEAD]

                               DAVITA PRICE QUOTE
                         EXHIBIT B [*                   *]

TERRITORY:   [*                                            *]

PRODUCTS:    [*                        *]
             [*                           *]


------------------------------------------------------------------------------------------
CATALOG #          DESCRIPTION              PACKAGING               UNIT            PRICE
------------------------------------------------------------------------------------------
[*

























                                                                                         *]
-------------------------------------------------------------------------------------------

NOTE:  [*





                                                                                      *]



[ROCKWELL
+ MEDICAL TECHNOLOGIES, INC. LETTERHEAD]

                               DAVITA PRICE QUOTE
                         EXHIBIT B [*                   *]

TERRITORY:  [*                          *]

PRODUCTS:   [*                                    *]
            [*                                        *]


------------------------------------------------------------------------------------------
CATALOG #          DESCRIPTION              PACKAGING               UNIT            PRICE
------------------------------------------------------------------------------------------
[*



























                                                                                         *]
-------------------------------------------------------------------------------------------

NOTE:  [*







                                                                                      *]




[ROCKWELL
+ MEDICAL TECHNOLOGIES, INC. LETTERHEAD]


                               DAVITA PRICE QUOTE
                          ATTACHMENT TO EXHIBIT'S A & B

TERRITORY:   [*
                                           *]

PRODUCTS:    [*              *]


------------------------------------------------------------------------------------------
CATALOG #          DESCRIPTION              PACKAGING               UNIT            PRICE
------------------------------------------------------------------------------------------
[*

                                                                                         *]
-------------------------------------------------------------------------------------------
































[ROCKWELL
+ MEDICAL TECHNOLOGIES, INC. LETTERHEAD]

                                    EXHIBIT C
                      DAVITA SHIPPING & ORDERING GUIDELINES

         [*





































                                                                                *]


